Exhibit 10.08.1
FIRST LEASE ADDENDUM
     THIS FIRST LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 29th DAY OF August, 2007, BY AND BETWEEN ALEXANDER PROPERTIES COMPANY, A CALIFORNIA PARTNERSHIP (HEREINAFTER REFERRED TO AS “LANDLORD”) AND GLOBAL MONITORING SYSTEMS, INC. (HEREINAFTER REFERRED TO AS “TENANT”).
     IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED DECEMBER 28, 2005 (HEREINAFTER REFERRED TO AS “LEASE”) IN THE FOLLOWING MANNER:
     TENANTS NAME IS HEREBY CHANGED TO MIRION TECHNOLOGIES.
Section 1. PREMISES
     Subsection 1.1 Description. The location of the Premises is hereby changed from Suite 518 located in 3000 Executive Parkway, containing 2,394 rentable square feet (hereinafter referred to as the “Existing Premises”), to Suite 220 located in 3000 Executive Parkway, containing 5,008 rentable square feet as shown on the attached Exhibit A, effective upon the occupancy of Suite 220 as evidenced by the execution of Exhibit G attached (hereinafter referred to as the “Effective Date”), but in no event later than November 1, 2007.
     Subsection 1.2 Work of Improvement. Landlord, using Landlord’s building standard materials, agrees to provide the improvements as shown on the attached Exhibit C. Any changes to Exhibit C which affect the cost of the work shall be paid for by Tenant. Tenant shall, within thirty (30) days from receipt of Landlord’s invoice for any such excess cost, promptly pay any excess prior to the commencement of construction.
Section 2. TERM
     Subsection 2.1 Term. The expiration date of the term of this Lease is hereby extended from January 31, 2009 to October 31, 2011 (hereinafter referred to as the “Extend Lease Term”), or 48 months after the Effective Date whichever is the later.
Please Initial
Tenant (          )
Landlord (          )

Section 3. RENT
     Subsection 3.1 Rent. The Base Rent shall hereby increase from FIVE THOUSAND ONE HUNDRED EIGHTY SEVEN AND 00/100 DOLLARS ($5,187.00) per month to TEN THOUSAND EIGHT HUNDRED FIFTY AND 67/100 DOLLARS ($10,850.67) per month effective on the Effective Date.
     Subsection 3.2 Adjustments to Base Rent. The Base Rent shall be adjusted to ELEVEN THOUSAND TWO HUNDRED SIXTY-EIGHT AND 00/100 DOLLARS ($11,268.00) per month effective on the first day of the 13th full calendar month of the Extend Lease Term.. The Base Rent shall be further increased to ELEVEN THOUSAND SIX HUNDRED EIGHTY-FIVE AND 33/100 DOLLARS ($11,685.33) per month effective on the first day of the 25th full calendar month of the Extend Lease Term and to TWELVE THOUSAND ONE HUNDRED TWO AND 67/100 DOLLARS ($12,102.67) per month effective on the first day of the 37th full calendar month of the Extend Lease Term.
Section 4. SECURITY DEPOSIT
     Concurrently with Tenant’s execution of this First Lease Addendum, Tenant shall deposit with Landlord the sum of SIX THOUSAND NINE HUNDRED FIFTEEN AND 67/100 DOLLARS ($6,915.67) representing an increase in the Security Deposit from FIVE THOUSAND ONE HUNDRED EIGHTY-SEVEN AND 00/100 DOLLARS ($5,187.00) to TWELVE THOUSAND ONE HUNDRED TWO AND 67/100 DOLLARS ($12,102.67).
Section 5. TAX AND OPERATING COST INCREASES
     Subsection 5.2 Tenant’s Share. On the Effective Date Tenant’s Share of Operating Costs for the New Premises shall be .79%, and the Expense Stop for the New Premises shall be $10.75 per rentable square foot per annum.
Please Initial
Tenant (          )
Landlord (          )

     With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

Landlord:		Tenant:

Alexander Properties Company, a California partnership		Mirion Technologies

By:	/s/ Illegible	By:	/s/ Illegible

	Title: CFO		Title: CEO

By:	/s/ Illegible

Title: CONTROLLER

Date:	8/29/07	Date:

Regarding:
Move from Existing Premises:
Bishop Ranch 8, Building Q
3000 Executive Parkway, Suite 518
San Ramon, CA 94583

Move to New Premises:
Bishop Ranch 8, Building Q
3000 Executive Parkway, Suite 220
San Ramon, CA 94583

EXHIBIT A
FLOOR PLAN

5,008 RSF	Please Initial
Bishop Ranch 8, Building Q
3000 Executive Parkway, Suite 220	Tenant ( )
San Ramon, CA 94583	Landlord ( )

EXHIBIT A
FLOOR PLAN

5,008 RSF	Please Initial
Bishop Ranch 8, Building Q
3000 Executive Parkway, Suite 220 San Ramon, CA 94583	Tenant ( ) Landlord ( )

EXHIBIT G
COMMENCEMENT OF FIRST LEASE ADDENDUM
     It is hereby agreed to that as of                     , 2007, the New Premises located at 3000 Executive Parkway, Suite 220, described in the First Lease Addendum dated                     , by and between ALEXANDER PROPERTIES COMPANY as Landlord and Global Monitoring Systems, Inc. as Tenant, were occupied by Tenant and that said First Lease Addendum is in full force and effect.
ACKNOWLEDGED AND ACCEPTED:

Landlord:	Tenant:

By:	By:

Date:	Date: